ADVISORSHARES TRUST

AdvisorShares Dorsey Wright FSM US Core ETF

NASDAQ ticker: DWUS

AdvisorShares Dorsey Wright FSM All Cap World ETF

NASDAQ ticker: DWAW

AdvisorShares Dorsey Wright Alpha Equal Weight ETF

NASDAQ ticker: DWEQ

Supplement dated December 31, 2019

to the Statement of Additional Information dated December 25, 2019

This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”) for the AdvisorShares Dorsey Wright FSM US Core ETF, AdvisorShares Dorsey Wright FSM All Cap World ETF and AdvisorShares Dorsey Wright Alpha Equal Weight ETF (the “Funds”) and should be read in conjunction with that document.

As stated in the Funds’ prospectus and SAI, each Fund issues and redeems shares on a continuous basis at their NAV only in a large specified number of shares called a “Creation Unit.” All orders to create or redeem Creation Units of each Fund must be received in proper form by the close of the regular trading session on the NASDAQ Stock Market LLC (ordinarily 4:00 p.m., Eastern Time) for the order to be effected based on the net asset value of shares of the Fund next determined after receipt of the order. All references to 3:00 pm, Eastern Time, in the section called “Creation and Redemption of Creation Units” are hereby changed to 4:00 pm, Eastern Time.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.